                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2004

                             THE GORMAN-RUPP COMPANY
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
        ----------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-6747                                     34-0253990
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(Commission File Number)                    (I.R.S. Employee Identification No.)


305 Bowman Street, Mansfield, Ohio                               44903
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (419) 755-1011
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              (Registrant's Telephone Number, Including Area Code)

















                                                Page 1 of 4 Pages

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 20, 2004 The Gorman-Rupp Company issued a news release announcing its unaudited financial results for the first quarter ended March 31, 2004. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE GORMAN-RUPP COMPANY


                                            By /s/ DAVID P. EMMENS
                                               ---------------------------------
                                               David P. Emmens
                                               Corporate Counsel and Secretary

April 20, 2004






                                  EXHIBIT INDEX

         Exhibit                                                                          Page
         -------                                                                          ----
(99)     News Release dated April 20, 2004                                                 3


                                       2